UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 24, 2021

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A	OTLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On August 24, 2021, Oncotelic Therapeutics, Inc. (the “Company”) issued a press release announcing that PulmoHealTM and ArtiVedaTM have proven to be effective against mild and moderate COVID-19 following the preplanned prospective analysis of the Company’s ARTI-19 clinical trial (NCT05004753 - A Prospective, Randomized, Multi-center, Open label, Interventional Study to Evaluate the Safety and Efficacy of Artemisinin 500 mg capsule in Treatment of Adult Subjects with COVID-19). As stated in the press release, the study report will serve as the basis for the Company’s regulatory submission for marketing approval of ArtiVedaTM. A copy of the press release is attached hereto as Exhibit 99.1.

Also on August 24, 2021, the Company began utilizing a new corporate presentation (the “Presentation”) regarding the clinical data from the ARTI-19 clinical trial. A copy of the Presentation is attached hereto as Exhibit 99.2.

Disclaimer.

The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibits 99.1 and 99.2 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

99.1	Press release dated August 24, 2021	Filed herewith.
99.2	PulmoHealTM Presentation dated August 24, 2021	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: August 26, 2021		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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